                                                                    EXHIBIT 10.9

                           Kana Communications, Inc.

                           ONLINE SERVICES AGREEMENT

This Agreement ("Agreement") is effective as of __________________________, 199__ ("Effective Date"), and is made by and between:

Kana Communications, Inc., a California corporation , with its principal place of business at 87 Encina Avenue, Palo Alto, California 94301 ("Kana") and ___________________________, a _______________________________ corporation, with its principal offices at __________________________("Customer").

Whereas, Kana desires to provide to Customer the Services described in Schedule A ("Services"); whereas Kana owns, or has licensed from the owner(s), copyrights and other rights to the software product identified in Schedule A, and associated documentation related to the Services provided by Kana under this Agreement (collectively, the "Software"); whereas, Customer desires to receive a non-exclusive license to use such Software at the site(s) listed below and to receive the Services; and whereas, Kana is willing to grant such a non-exclusive license to Customer for the Licensed Software for use in connection with the Services on the terms and conditions set forth below; the parties agree as follows:

1.  Kana's Duties and Obligations.
    -----------------------------

     a. Kana shall provide the Services described in Schedule A attached hereto, which may be modified from time to time at Kana's sole discretion.

     b. Pursuant to the provisions of Services hereto and subject to the terms of this Agreement, Kana grants to Customer a personal, nontransferable, nonsublicensable, nonexclusive, limited license to: (a) use the Software in accordance with the documentation supplied by Kana only at the location ("Licensed Site") and for the number of authorized users ("Authorized Users") specified on Schedule A. Any copies of the Software made in violation of this
             ----------
Agreement shall be deemed copyright infringement.

Ownership of Software. As between the parties, title to and ownership of the
---------------------
Software, all proprietary rights therein, any accompanying printed materials and all copies and portions thereof shall be and at all times remain in Kana. The Software and accompanying printed materials are protected by copyright, trademark and trade secret laws and international treaty provisions.

3.  Customer's Duties and Responsibilities; Restrictions.
    ----------------------------------------------------

     a.  Data and Information.  Customer shall make available in a timely manner
         --------------------
at no charge to Kana all technical data, files, documentation, sample output, or other information and resources required by Kana for the performance of the Services. Customer will be responsible for, and assumes the risk of any problems resulting from, the content, accuracy, completeness and consistency of all such data, materials and information supplied by Customer.

     b.  Tasks; Assistance With Third Parties.  Tasks that are primarily the
         ------------------------------------
responsibility of Customer's personnel will remain Customer's responsibility and will remain under Customer's supervision, management and control, even if Kana assists Customer in performing such tasks. Customer shall cooperate with Kana and provide such assistance as Kana may reasonably request, in connection with Kana's efforts to obtain all consents, approvals and authorizations of and cooperation from third parties needed by Kana and give all notices to third parties which may be necessary or required in order to effectuate the transactions contemplated hereby. Customer shall bear any costs (including those above and beyond Kana's quoted costs and including added time) resulting from Customer's failure to meet there obligations.

     c.  Contact Person.  Each party will appoint in writing an employee or
         --------------
agent of such party to act as the "Contact Person" for all communication between the parties related to the Services. The Contact Person will be responsible for monitoring the status of the Services and will schedule regular meetings with both technical and management personnel of each party to review the status of the Services. Either party may change its Contact Person upon written notice to the other.

     d.  No Reverse Engineering; Third Parties.  Customer agrees that under no
         -------------------------------------
circumstance shall it, or shall it cause or permit any third party to, (a) distribute or allow others to distribute copies of the Software or the associated documentation to a person or entity outside of the Licensed Site, (b) reproduce, modify or copy the Software and associated documentation except as expressly permitted by this Agreement, or as permitted by Kana in writing (c) provide, rent, sell, lease or otherwise transfer the Software or any copy or part thereof (d) reverse assemble, reverse compile or reverse engineer the Software, or otherwise attempt to discover any Software source code or underlying Proprietary Information (as defined below).

     e.  Compliance with Laws.  Customer agrees that it shall comply with all
         --------------------
export laws and restrictions and regulations of the U.S. Department of Commerce or other United States or foreign agency or authority, and not, under any circumstances, export or re-export, or allow the export or re-export of the Software any Proprietary Information (as defined in Section 5 hereto) or any copy or direct product thereof or in violation of any such restrictions, laws or regulations, or to any Group D:1 or E:2 country (or any national of such country) specified in the then current Supplement No. 1 to Part 740, or, in violation of the embargo provisions in Part 746, of the U.S. Export Administration Regulations (or any successor regulations or supplement), even if Customer is in compliance with all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the U.S. Department of Commerce.

4.  Audit; Inspections.
    ------------------

     a. Customer shall keep, maintain and preserve for at least two (2) years following termination or expiration of the term of this Agreement or any renewal(s) thereof, accurate records relating to Customer's obligations hereunder. Such records shall be maintained as confidential, but shall be available for inspection and audit as provided herein. Kana shall have the right at least twice per calendar year to have an independent public accountant, reasonably acceptable to Customer, examine Customer 's relevant books, records and accounts for the purpose of verifying the accuracy of payments made as required under this Agreement. Kana acknowledges and agrees that such accountant shall not have access to the books, records, and accounts relating to other products or services except as such books, records and accounts also directly relate to the payments due hereunder. Each audit will be conducted at Customer's place of business, or other place agreed to by the Parties, during Customer's normal business hours and with at least five (5) business days prior written notice to Customer. Kana shall pay the fees and expenses of the auditor for the examination; provided that should any examination disclose a greater than five percent (5%) shortfall in the payments due Kana for the period being audited, Customer shall pay the reasonable fees and expenses of the auditor for that examination.

     b. The Software is the Proprietary Information (as defined in Section 5) of Kana and is subject to all the terms and conditions of this Agreement. Additionally, Customer agrees to use the Software under carefully controlled conditions solely for the purposes set forth herein and subject to the restrictions in Section 3 above, and to inform all employees who are given access to the Software by Customer that such materials are confidential trade secrets of Kana and are licensed to Customer as such. Customer agrees to take all necessary steps to prevent the unauthorized disclosure of the Software including, without limitation, restricting access to the Software only to a limited number of employees who have agreed to be bound by a written agreement which incorporates at least the protections and restrictions set forth herein

5.  Confidentiality; Assignment
    ---------------------------

     a. Each party ("Receiving Party") agrees to keep confidential and not disclose or use except in performance of its obligations under this Agreement, confidential or proprietary information related to the other party's ("Disclosing Party") technology or business that the Receiving Party learns in connection with this Agreement and any other information received from the other, including without limitation, to the extent previously, currently or subsequently disclosed to the Receiving Party hereunder or otherwise: information relating to products or technology of the Disclosing Party or the properties, composition, structure, use or processing thereof, or systems therefor, or to the Disclosing Party's business (including, without limitation, computer programs, code, algorithms, schematics, data, know-how, processes, ideas, inventions (whether patentable or not), names and expertise of employees and consultants, all information relating to customers and customer transactions and other technical, business, financial, customer and product development plans, forecasts, strategies and information), all of the foregoing, "Confidential Information"). Neither party shall disclose the terms of this Agreement to any third party without the prior written consent of the other party. Each party shall use reasonable precautions to protect the other's Confidential Information and employ at least those precautions that such party employs to protect its own confidential or proprietary information.

     b. "Confidential Information" shall not include information the Receiving Party can document (a) is in or (through no improper action or inaction by the Receiving Party or any affiliate, agent or employee) enters the public domain (and is readily available without substantial effort), or (b) was rightfully in the Receiving Party's possession or known by it prior to receipt from the Disclosing Party, or (c) was rightfully disclosed to the Receiving Party by another person without restriction, or (d) was independently developed by the Receiving Party by persons without access to such information and without use of any Confidential Information of the Disclosing Party.

     c. Each party, with prior written notice to the Disclosing Party, may disclose such Confidential Information to the minimum extent possible that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency, provided that reasonable measures are taken to guard against further disclosure, including without limitation, seeking appropriate confidential treatment or a protective order, or assisting the other party to do so.

     d. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified by the Receiving Party from any loss or harm, including, without limitation, lost profits and attorney's fees, in connection with any breach or enforcement of the Receiving Party's obligations hereunder or the unauthorized use or release of any such Confidential Information. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. Any breach of this Section 6 will constitute a material breach of this Agreement.

     e. Customer hereby assigns to Kana any invention, work of authorship, idea or know-how (whether or not patentable) relating to the Software that is conceived, learned or reduced to practice in the course of performance under this Agreement and any patent rights, copyrights (including moral rights; provided that non-assignable moral rights are waived to the extent permitted by law), trade secret rights, and other rights with respect thereto. Customer agrees to take any action reasonably requested by Kana to evidence, perfect, obtain, maintain, enforce or defend the foregoing.

Services Fee; Payment. Customer shall pay the fees for the Services ("Services
---------------------
Fee") as set forth in Schedule A hereto. All payments are due and payable thirty
                      ----------
(30) days after the date of Kana's invoice and shall be made in U.S. Dollars in the United States. All such services fees are exclusive of shipping, taxes, duties and the like, which shall be paid by Customer. All late payments shall be assessed a service charge of 1.5% per month to the extent allowed by law.

Installation; Training. Installation and training for the Software, if
----------------------
applicable, shall be provided only pursuant to the installation and training terms and conditions set forth in Schedule A hereto.
                                  ----------

Termination. The term of this Agreement and the rights granted herein is one (1)
-----------
month. At the end of that term, this Agreement shall renew automatically for additional one (1) month terms unless either party provides notice to the other at least five (5) days before the end of the then current term. Notwithstanding the foregoing, the rights granted herein may be terminated upon the following events; however, upon termination, the terms of this Agreement, will otherwise survive and remain in effect.

     a.  Termination by Customer.  Upon termination by Customer, Customer will
         -----------------------
cease all use of the Software and destroy or return to Kana all copies thereof to Kana along with a signed written statement expressing Customer's desire to terminate the license and certifying that Customer has destroyed or returned to Kana, and is no longer in possession of, any Software, related documentation or any copies, portions or derivatives of any of the foregoing.

     b.  Termination by Kana.  Kana may immediately terminate this Agreement if
         -------------------
Kana determines that Customer has failed to comply with any of the terms and conditions of this Agreement. Upon such termination by Kana, all licenses and rights granted hereunder shall terminate, Customer will cease all use of the Software, and Customer shall immediately return to Kana, the Software, the Master Disk(s), all Authorized Duplicates, Proprietary Information, together with any and all documents, notes and other materials relating to the Software, including, without limitation, all Proprietary Information and all copies and extracts of the foregoing and all documentation and copies thereof, along with a signed written statement certifying that Customer has returned to Kana, and is no longer in possession of, any Software, Master Disk(s), Authorized Duplicates, related documentation or any copies, portions or derivatives of any of the foregoing.

Limited Warranty and Disclaimer.  Kana warrants that it will use commercially
-------------------------------
reasonable efforts to meet the service levels during the term of this Agreement.

Kana warrants that, for a period of ninety (90) days from the date of installation of the Software, (a) the Software will perform substantially in accordance with the accompanying printed materials, and (b) the medium upon which the Software is provided by Kana to Customer shall be free from defects in material and workmanship under normal use. This warranty covers only problems reported to Kana during the warranty period. WARRANTY DISCLAIMER: EXCEPT AS EXPRESSLY STATED HEREIN, THE SERVICES AND SOFTWARE ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF PERFORMANCE OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. CUSTOMER BEARS ALL RISK RELATING TO QUALITY AND PERFORMANCE OF THE SERVICES AND THE SOFTWARE. Performance of the Services and Software hereunder varies with various manufacturers' equipment with which it is used. Kana does not warrant that the Services or the functions contained in the Software will meet Customer's requirements, operate without interruption or be error free. Customer's exclusive remedy for breach by Kana of its limited warranty set forth above shall be replacement of any defective Software or medium upon its return to Kana within the warranty period, or if Kana is unable to provide a replacement which is free of defect, refund of the services fee paid by Customer.

Limitation of Remedies and Damages. ANY LIABILITY OF KANA WILL BE LIMITED TO
----------------------------------
PRODUCT REPLACEMENT OR, IF REPLACEMENT IS INADEQUATE OR IN KANA'S OPINION IMPRACTICAL, TO REFUND OF THE FEES PAID BY CUSTOMER HEREUNDER. KANA SHALL NOT BE RESPONSIBLE OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR TERMS AND CONDITIONS RELATED THERETO UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY (A) FOR LOSS OR INACCURACY OF DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR (B) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO LOSS OF REVENUES, LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OR INACCURACY OF

DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, ARISING OUT OF THE USE OF OR INABILITY TO USE THE SERVICES, EVEN IF KANA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL KANA'S LIABILITY EXCEED THE AMOUNT PAID BY CUSTOMER FOR THE SERVICES. KANA SHALL NOT BE RESPONSIBLE FOR ANY MATTER BEYOND ITS REASONABLE CONTROL. Because some jurisdictions do not allow the exclusion or limitation of liability of consequential or incidental damages, the above limitation may not apply.

Government Use. If Customer is a unit or agency of the government, or acquiring
--------------
the Services with government funds, the software and documentation are provided subject to Kana's standard commercial license; provided, however, that any contracts with non-defense agencies subject to the FAR, the Government shall have the rights set forth in subparagraph (c) of FAR 52.227-19, "Commercial Computer Software-Restricted Rights," as applicable.

Nonassignability. Neither the rights nor the obligations arising under this
----------------
Agreement are assignable or transferable by Customer, and any such attempted assignment or transfer shall be void and without effect.

Execution of Agreement, Controlling Law, Attorneys' Fees. This Agreement shall
--------------------------------------------------------
become effective as of the Effective Date and only upon its execution by both Kana and Customer. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof and without regard to the United Nations Convention on the International Sales of Goods. In any action to enforce this Agreement the prevailing party will be entitled to costs and attorneys' fees.

Equitable Relief. Customer acknowledges and agrees that due to the unique nature
----------------
of Kana's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow Customer or third parties to unfairly compete with Kana resulting in irreparable harm to Kana and, therefore, that upon any such breach or threat thereof, Kana shall be entitled to injunctions and other appropriate equitable relief, in addition to whatever remedies it may have at law.

Notice. Any notice, report, approval or consent required or permitted hereunder
------
shall be in writing and will be deemed to have been effectively given: (i) immediately upon personal delivery or facsimile transmission to the parties to be notified, (ii) one (1) day after deposit with a commercial overnight courier with tracking capabilities, or (iii) three (3) days after deposit with the United States Postal Service, by registered or certified mail, postage prepaid to the respective addresses of the parties as set forth above.

Waiver. The waiver by either party of a breach of this Agreement or any right
------
hereunder shall not constitute a waiver of any subsequent breach of this Agreement; nor shall any delay by either party to exercise any right under this Agreement operate as a waiver of any such right. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

BASIS OF BARGAIN. EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS
----------------
AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

Entire Agreement. This Agreement constitutes the entire agreement between the
----------------
parties hereto related to the subject matter hereof, and any and all written or oral agreements, except for any Nondisclosure Agreements or Beta Test Agreements, heretofore existing between the parties hereto, are expressly cancelled. Any modifications of this Agreement must be in writing and signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

KANA COMMUNICATIONS, INC.

By

___________________________________

Name  (Print)                                By

___________________________________          ___________________________________
Title                                        Name  (Print)


CUSTOMER
                                             ___________________________________
                                             Title